SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Amendment No. 1

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: May 9, 2002
(Date of earliest event reported)

TIVO INC.

(exact name of registrant as specified in its charter)

Commission File: 000-27141

Delaware (State or other jurisdiction of incorporation or organization)	77-0463167 (I.R.S. Employer Identification No.)

2160 Gold Street
P.O. Box 2160
Alviso, California 95002

(Address of Principal executive offices, including zip code)

(408) 519-9100

(Registrant’s telephone number, including area code)

ITEM 4.    Changes in Registrant’s Certifying Accountant

On June 6, 2002, KPMG LLP, upon the completion of their normal due diligence procedures, was formally engaged as the independent auditors of TiVo Inc. for its fiscal year ending January 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVO INC.

Date:	June 7, 2002	By:	/s/ DAVID H. COURTNEY
David H. Courtney Chief Financial Officer and Executive Vice President, Worldwide Operations and Administration (Principal Financial and Accounting Officer)